PROSPECTUS

February 26, 2021

Red Cedar Short Term Bond Fund (the “Fund”)

Institutional Class: RCSTX

Managed by
Red Cedar Investment Management, LLC

For information or assistance in opening an account, please call toll-free 1-888-626-2575.

This Prospectus has information about the Fund that you should know before you invest. You should read it carefully and keep it with your investment records.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved the Fund’s shares or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the report will be made available on a website (www.redcedarfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at 1-888-626-2575 or, if you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 1-888-626-2575. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this disclosure to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or at your financial intermediary.

TABLE OF CONTENTS

Page

FUND SUMMARY	1
ADDITIONAL INFORMATION REGARDING THE FUND’S INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RELATED RISKS	7
FUND MANAGEMENT	14
DISTRIBUTION OF THE FUND	15
HOW THE FUND VALUES ITS SHARES	16
HOW TO BUY SHARES	16
HOW TO REDEEM SHARES	18
DIVIDENDS, DISTRIBUTIONS AND TAXES	20
FINANCIAL HIGHLIGHTS	21
CUSTOMER PRIVACY NOTICE	22
FOR ADDITIONAL INFORMATION	24

FUND SUMMARY

INVESTMENT OBJECTIVE

The investment objective of the Red Cedar Short Term Bond Fund (the “Fund”) is to seek preservation of capital and maximize current income.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the sale proceeds or the original offering price)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.30%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.41%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses(1)	0.72%
Less Management Fee Reductions and/or Expense Reimbursements(2)	(0.26)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.46%
(1)	“Total Annual Fund Operating Expenses” will not correlate to the Fund’s ratio of total expenses to average net assets in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund but does not include “Acquired Fund Fees and Expenses.”
(2)	Red Cedar Investment Management, LLC (the “Adviser”) has contractually agreed to reduce the Management Fee and reimburse Other Expenses until October 1, 2022 to the extent necessary to limit Total Annual Fund Operating Expenses (exclusive of brokerage costs, taxes, interest, borrowing costs, costs to organize the Fund, acquired fund fees and expenses (if any), and extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding 0.45% of the Fund’s average daily net assets. Management Fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for a period of up to three years from the date such fees were waived or payments made, provided that the repayments do not cause Total Annual Fund Operating Expenses (exclusive of such expenses and reimbursements) to exceed the lesser of (i) the expense limitation in effect at the time such fees were waived or payments made, and (ii) the expense limitation in effect at the time of repayment. Prior to October 1, 2022, this agreement may not be modified or terminated without the approval of the Board of Trustees (the “Board”) of the Red Cedar Fund Trust (the “Trust”). This agreement will terminate automatically if the Fund’s Investment Advisory agreement (the “Advisory Agreement”) with the Adviser is terminated.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the operating expenses of the Fund remain the same. The calculation of costs for the one-year period takes into account the effect of the contractual agreement to limit expenses; and the calculation of costs for the other periods takes such agreement into account only through October 1, 2022. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Institutional Class	$47	$177	$348	$844

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal period from the Fund’s commencement of operations on November 15, 2019 through October 31, 2020, the Fund’s portfolio turnover rate was 127% of the average value of its portfolio.

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PRINCIPAL INVESTMENT STRATEGIES

Under normal market circumstances, the Fund will invest at least 80% of its net assets in U.S. dollar-denominated debt obligations, including corporate bonds, bonds issued by municipalities and local authorities, U.S. treasury obligations, U.S. treasury inflation-protected securities (“TIPS”) and other U.S. government and agency securities, U.S. dollar denominated bonds issued by foreign governments and corporations, asset-backed, commercial mortgage-backed, mortgage-related and mortgage-backed securities. The Fund may also invest in derivatives. To the extent the Fund’s holdings in derivatives have economic characteristics similar to these investments, the current market value of the Fund’s investments in derivatives (or fair value of OTC derivatives) will be counted toward the 80% policy.

The Fund utilizes a relative value approach to security selection and sector allocation. A variety of factors impact the assessment of relative value including yield, duration, credit quality and security optionality. The Adviser evaluates a wide variety of securities and purchases those that it believes will best position the Fund to meet its objectives.

The Fund only invests in debt obligations that, at the time of purchase, are rated at least Baa3 or higher by Moody’s Investors Services, Inc., or BBB- or higher by S&P Global Ratings or Fitch, Inc., or, if unrated, are determined by the Adviser to be of comparable quality. After purchase, a debt obligation may cease to be rated or may have its rating reduced below the minimum rating required by the Fund for purchase. If a debt obligation held by the Fund is downgraded below these levels by one or more ratings agencies, the Adviser is not obligated to immediately dispose of such debt obligation. In such a case, the Adviser may decide that the Fund should continue to hold such debt obligation if the Adviser determines, in the exercise of its discretion, that it is in the best interest of the Fund to do so. In such a case, the Fund may hold debt obligations with a “D” or similar credit rating indicating at least a partial payment default.

Under normal circumstances, the Fund’s dollar-weighted average portfolio effective maturity will be more than one year but less than three. The Fund may shorten or lengthen its average weighted effective maturity for temporary defensive purposes. Due to the Fund’s holdings in asset-backed, commercial-mortgage-backed, residential mortgage-backed and similar securities, the Fund’s dollar-weighted average portfolio effective maturity is equivalent to the average weighted maturity of the cash flows in such securities held by the Fund given certain prepayment assumptions (also known as weighted average life). The Fund may invest in debt obligations of all maturities.

The Fund may invest a significant portion of its assets in mortgage-backed securities, asset-backed securities and other securitized products. Securitized products may be structured as collateralized mortgage obligations (agency and non-agency), stripped mortgage-backed securities (interest-only or principal-only), commercial mortgage-backed securities, mortgage pass-through securities and other asset-backed securities.

The Fund may invest a significant portion of its assets in the financial services industry and may invest in instruments that are issued or guaranteed by financial institutions, such as banks and brokers, or that are collateralized by securities issued or guaranteed by financial institutions.

In addition to direct investments in securities, the Fund may hold a variety of derivatives, including futures contracts, options, swaps and forward contracts. Derivatives are instruments that have a value based on another instrument, exchange rate or index. Derivatives may be used as substitutes for securities in which the Fund can invest directly or to hedge investments for risk management purposes.

The Fund may invest in securities that have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), but that may be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act (“Rule 144A securities”).

PRINCIPAL RISKS

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the Fund will fluctuate. Please be aware that you may lose money by investing in the Fund.

The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective. These risks are presented in an order that reflects the Adviser’s current assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because its assessment of the relative importance of the principal risks of investing in the Fund changes.

Mortgage-Related and Other Asset-Backed Securities Risk. Investments in mortgage-related and other asset-backed securities are subject to the risk of significant credit downgrades, illiquidity, and defaults to a greater extent than many other types of fixed-income investments. The liquidity of mortgage-related and asset-backed securities may change over time. During periods of falling interest rates, mortgage- and asset-backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of mortgage- and asset-backed securities may extend, which may lock in a below-market interest rate, increase the security’s duration and interest rate sensitivity, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, and the underlying assets or collateral may be insufficient if the issuer defaults.

2

Active Management Risk. The Fund’s Adviser actively manages the Fund’s investments. Consequently, the Fund is subject to the risk that the investment techniques and risk analyses employed by the Fund’s Adviser may not produce the desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Market Risk. The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. Even if general economic conditions do not change, the value of an investment in the Fund could decline if the particular industries, sectors or companies in which the Fund invests do not perform well or are adversely affected by events. Further, legal, political, regulatory and tax changes also may cause fluctuations in markets and securities prices.

Credit Spread Risk. Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities resulting from differences in their credit quality) may increase when the market believes that bonds generally have a greater risk of default. Increasing credit spreads may reduce the market values of debt securities held in the Fund. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.

Credit Risk. Credit risk is the risk that an issuer or other obligated party of a security may be unable or unwilling to make dividend, interest and principal payments when due. Securities subject to credit risk may decline in value because of concerns about the issuer’s ability or willingness to make such payments.

Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector, including the financial services industry. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Financial Institutions Risk. Some instruments are issued or guaranteed by financial institutions, such as banks and brokers, or are collateralized by securities issued or guaranteed by financial institutions. Changes in the creditworthiness of any of these institutions may adversely affect the values of instruments of issuers in financial industries. Financial institutions may be particularly sensitive to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles. Adverse developments in banking and other financial industries may cause the Fund to underperform relative to other funds that invest more broadly across different industries or have a smaller exposure to financial institutions. Changes in governmental regulation and oversight of financial institutions may have an adverse effect on the financial condition or the earnings or operations of a financial institution and on the types and amounts of businesses in which a financial institution may engage. An investor may be delayed or prevented from exercising certain remedies against a financial institution. The amount of the Fund’s assets that may be invested in any financial institution, or financial institutions generally, may be limited by applicable law.

Interest Rate Risk. Interest rate risk is the risk that the value of the Fund’s portfolio will decline because of rising interest rates. A rise in interest rates typically causes the price of a fixed rate debt instrument to fall and its yield to rise. Conversely, a decline in interest rates typically causes the price of a fixed rate debt instrument to rise and the yield to fall. Debt securities may be subject to greater interest rate risk than would normally be the case due to the possibility that the current period of historically low rates may be ending and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. When interest rates change, the values of longer-duration debt securities usually change more than the values of shorter-duration debt securities. Rising interest rates also may lengthen the duration of debt securities with call features, since exercise of the call becomes less likely as interest rates rise, which in turn will make the securities more sensitive to changes in interest rates and result in even steeper price declines in the event of further interest rate increases.

Libor Risk. Instruments in which the Fund invests may pay interest at floating rates based on the London Interbank Offered Rate (“LIBOR”) or may be subject to interest caps or floors based on LIBOR. In July 2017, the United Kingdom’s Financial Conduct Authority announced the desire to phase out the use of LIBOR by the end of 2021. The markets are developing alternate reference rates; however, there is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement rate. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments which reference LIBOR. Abandonment of or modifications to LIBOR could lead to significant short-term and long-term uncertainty and market instability. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, issuers of instruments in which the Fund invests and financial markets generally.

Liquidity Risk. Liquidity risk is the risk that the Adviser will be unable to sell a security held by the Fund at a particular time and a desirable price. Reduced liquidity in the bond markets can result from low trading volume, lack of a market maker, large position size or legal restrictions, reductions in bond inventory, and rapid or unexpected changes in interest rates. Less liquid markets could lead to greater price volatility and limit the Fund’s ability to sell a holding at a suitable price.

3

Restricted Securities Risk. The Fund may hold securities that have not been registered for sale to the public under the U.S. federal securities laws, including Rule 144A securities. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the securities may have significant volatility.

Derivatives Risk. Derivatives, including futures contracts, options, swaps, credit default swaps, forward contracts and currency forwards, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation. Certain of the Fund’s transactions in derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.

Valuation Risk. The prices provided by the Fund’s pricing service or independent dealers or the fair value determinations made under the valuation procedures adopted by the Board may be different from the prices used by other mutual funds or from the prices at which debt obligations are actually bought and sold. Pricing generally assumes the price of debt securities is done with orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s net asset value.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support for such securities.

Foreign Securities Risk. Foreign investments, even those that are U.S. dollar-denominated, may involve additional risks, including political and economic instability, differences in financial reporting standards, less regulated securities markets, and withholding of foreign taxes.

Restricted Securities Risk. The Fund may hold securities that have not been registered for sale to the public under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the securities may have significant volatility.

4

PERFORMANCE SUMMARY

The bar chart and performance table below provide some indication of the risks and variability of investing in the Fund. The bar chart shows the Fund’s performance for each full calendar year of the Fund’s operations. The performance table shows how the Fund’s average annual total returns for the 1 year period and the period since its inception compare with those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.redcedarfunds.com or by calling 1-888-626-2575.

During the period shown on the bar chart, the Fund’s highest total return for a quarter was 2.78% (quarter ended June 30, 2020) and the Fund’s lowest total return for a quarter was 0.08% (quarter ended March 31, 2020).

Average Annual Total Returns for Periods Ended December 31, 2020	One Year	Five Years	Ten Years	Since Inception (November 15, 2019)
Red Cedar Short Term Bond Fund – Institutional Class
Return Before Taxes	3.90%	--	--	3.51%
Return After Taxes on Distributions	2.79%	--	--	2.47%
Return After Taxes on Distributions and Sale of Fund Shares	2.30%	--	--	2.24%
Bloomberg Barclays 1-3 Year US Government / Credit Index (reflects no deduction for fees, expenses or taxes)(1)	3.33%	--	--	3.24%
(1)	The Bloomberg Barclays 1-3 Year U.S. Government/Credit Index (the “Bloomberg Barclays Index”) is an unmanaged index measuring the performance of investment grade government and corporate bonds with maturities of one to three years and is not available for investment by individual investors.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as a 401(k) plan or an individual retirement account (IRA).

5

MANAGEMENT OF THE FUND

Red Cedar Investment Management, LLC is the Fund’s investment adviser.

The Adviser employs a team of portfolio managers who are jointly and primarily responsible for the day-to-day management of the Fund. Its members are:

Name	Title with the Adviser	Length of Services to the Fund
John L. Cassady III, CFA	Chief Investment Officer	Since inception (November 2019)
Michael J. Martin, CFA	Senior Portfolio Manager	Since inception (November 2019)
Jason M. Schwartz, CFA	Senior Portfolio Manager	Since inception (November 2019)
Patricia Younker	Senior Portfolio Manager	Since inception (November 2019)

PURCHASE AND SALE OF FUND SHARES

Minimum Initial Investment

The minimum initial investment amount for all regular accounts is $10,000.

The minimum initial investment for IRA accounts is $2,000.

Minimum Additional Investment

Once an account is open, additional purchases of Fund shares may be made at any time with a minimum of $100 for all accounts.

General Information

You may purchase or redeem (sell) shares of the Fund on each day that the New York Stock Exchange (“NYSE”) is open for business. Transactions may be initiated by written request, by telephone or through your financial intermediary. Written requests to the Fund should be sent to the Red Cedar Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 541150, Omaha, NE 68154. For more information about purchasing and redeeming shares, please see “How to Buy Shares” and “How to Redeem Shares” in this Prospectus or call 1-888-626-2575 for assistance.

TAX INFORMATION

The Fund’s distributions are generally taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or any other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Certain of these payments are sometimes referred to as “revenue sharing”. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION REGARDING THE FUND’S INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective

The Fund’s investment objective is to seek preservation of capital and maximize current income.

Investment Strategies

Under normal market circumstances, the Fund will invest at least 80% of its net assets in U.S. dollar-denominated debt obligations, including corporate bonds, bonds issued by municipalities and local authorities, U.S. treasury obligations, TIPS and other U.S. government and agency securities, U.S. dollar denominated bonds issued by foreign governments and corporations, asset-backed, commercial mortgage-backed, mortgage-related and mortgage-backed securities. The Fund may also invest in derivatives. To the extent the Fund’s holdings in derivatives have economic characteristics similar to these investments, the current market value of the Fund’s investments in derivatives (or fair value of OTC derivatives) will be counted toward the 80% policy.

The Fund utilizes a relative value approach to security selection and sector allocation. A variety of factors impact the assessment of relative value including yield, duration, credit quality and security optionality. The Adviser evaluates a wide variety of securities and purchases those that it believes will best position the Fund to meet its objectives.

The Fund only invests in debt obligations that, at the time of purchase, are rated at least Baa3 or higher by Moody’s Investors Services, Inc., or BBB- or higher by S&P Global Ratings or Fitch, Inc., or, if unrated, are determined by the Adviser to be of comparable quality. After purchase, a debt obligation may cease to be rated or may have its rating reduced below the minimum rating required by the Fund for purchase. If a debt obligation held by the Fund is downgraded below these levels by one or more ratings agencies, the Adviser is not obligated to immediately dispose of such debt obligation. In such a case, the Adviser may decide that the Fund should continue to hold such debt obligation if the Adviser determines, in the exercise of its discretion, that it is in the best interest of the Fund to do so. In such a case, the Fund may hold debt obligations with a “D” or similar credit rating indicating at least a partial payment default.

Under normal circumstances, the Fund’s dollar-weighted average portfolio effective maturity will be more than one year but less than three. The Fund may shorten or lengthen its average weighted effective maturity for temporary defensive purposes. Due to the Fund’s holdings in asset-backed, commercial-mortgage-backed, residential mortgage-backed and similar securities, the Fund’s dollar-weighted average portfolio effective maturity is equivalent to the average weighted maturity of the cash flows in such securities held by the Fund given certain prepayment assumptions (also known as weighted average life). The Fund may invest in debt obligations of all maturities.

The Fund may invest a significant portion of its assets in mortgage-backed securities, asset-backed securities and other securitized products. Securitized products may be structured as collateralized mortgage obligations (agency and non-agency), stripped mortgage-backed securities (interest-only or principal-only), commercial mortgage-backed securities, mortgage pass-through securities and other asset-backed securities.

The Fund may invest a significant portion of its assets in the financial services industry and may invest in instruments that are issued or guaranteed by financial institutions, such as banks and brokers, or that are collateralized by securities issued or guaranteed by financial institutions.

In addition to direct investments in securities, the Fund may hold a variety of derivatives, including futures contracts, options, swaps and forward contracts. Derivatives are instruments that have a value based on another instrument, exchange rate or index. Derivatives may be used as substitutes for securities in which the Fund can invest directly or to hedge investments for risk management purposes. The Fund will value its investments in derivatives on a mark-to-market basis.

The Fund may invest in Rule 144A securities.

Additional Information Regarding the Risks of Investing in the Fund

The following section provides additional information regarding certain of the principal risks identified under “Principal Risks” in the Fund Summary, along with additional risk and strategy information. The Fund’s SAI contains more detailed information about the Fund’s investment policies and risks.

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Principal Risks

Mortgage-Related and Other Asset-Backed Securities Risk. Investments in mortgage-related and other asset-backed securities are subject to the risk of significant credit downgrades, illiquidity, and defaults to a greater extent than many other types of fixed income investments. The liquidity of mortgage-related and asset-backed securities may change over time. Mortgage-related securities represent a participation in, or are secured by, mortgage loans. Other asset-backed securities are typically structured like mortgage-related securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include, for example, items such as motor vehicle installment sales or installment loan contracts, leases on various types of real and personal property, and receivables from credit card agreements. During periods of falling interest rates, mortgage-related and other asset-backed securities, which typically provide the issuer with the right to prepay the security prior to maturity, may be prepaid, which may result in the Fund having to reinvest the proceeds in other investments at lower interest rates. During periods of rising interest rates, the average life of mortgage-related and other asset-backed securities may extend because of slower-than expected principal payments. This may lock in a below market interest rate, increase the security’s duration and interest rate sensitivity, and reduce the value of the security. As a result, mortgage-related and other asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other debt securities of comparable maturities, although they may have a similar risk of decline in market values during periods of rising interest rates. Prepayment rates are difficult to predict and the potential impact of prepayments on the value of a mortgage-related or other asset-backed security depends on the terms of the instrument and can result in significant volatility. The price of a mortgage-related or other asset-backed security also depends on the credit quality and adequacy of the underlying assets or collateral. Mortgage-related or other asset-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) will generally entail greater credit risk than obligations guaranteed by the U.S. government. Defaults on the underlying assets, if any, may impair the value of a mortgage-related or other asset-backed security. For some asset-backed securities in which the Fund may invest, the underlying cash flows may not be supported by a security interest in a related asset. Moreover, the values of mortgage-related and other asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk of their servicers. In certain situations, the mishandling of related documentation may also affect the rights of securities holders in and to the underlying collateral. There may be legal and practical limitations on the enforceability of any security interest granted with respect to underlying assets, or the value of the underlying assets, if any, may be insufficient if the issuer defaults.

In a “forward roll” transaction, the Fund will sell a mortgage-related security to a bank or other permitted entity and simultaneously agree to purchase a similar security from the institution at a later date at an agreed upon price. The mortgage securities that are purchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. The values of such transactions will be affected by many of the same factors that affect the values of mortgage-related securities generally. In addition, forward roll transactions may have the effect of creating investment leverage in the Fund.

Active Management Risk. The Fund’s Adviser actively manages the Fund’s investments. Consequently, the Fund is subject to the risk that the investment techniques and risk analyses employed by the Fund’s Adviser may not produce the desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Market Risk. Overall market risk may affect the value of individual instruments in which the Fund invests. The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Factors such as domestic and foreign (non-U.S.) economic growth and market conditions, real or perceived adverse economic or political conditions, inflation, changes in interest rate levels, lack of liquidity in the markets, volatility in the securities markets, adverse investor sentiment and political events can affect the securities markets. Securities markets also may experience long periods of decline in value. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Under certain market conditions, fixed income securities may have significant price volatility. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Different sectors of the market and different security types may react differently to such developments. Changes in value may be temporary or may last for extended periods. The Fund may experience a substantial or complete loss on any individual security. Even when securities markets perform well, there is no assurance that the investments held by the Fund will increase in value along with the broader market. Market factors, such as the demand for particular portfolio securities, may cause the price of certain portfolio securities to fall while the prices of other securities rise or remain unchanged.

Local, state, regional, national or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and could result in decreases to the Fund’s net asset value. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on the Fund and its investments. For example, a widespread health crisis such as a global pandemic

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could cause substantial market volatility, exchange trading suspensions and closures, and impact the ability to complete redemptions, all of which could affect Fund performance. A health crisis may exacerbate other pre-existing political, social and economic risks. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

Credit Spread Risk. Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities resulting from differences in their credit quality) may increase when the market believes that bonds generally have a greater risk of default. Increasing credit spreads may reduce the market values of debt securities held in the Fund. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.

Credit Risk. Credit risk is the risk that an issuer or other obligated party of a security may be unable or unwilling to make dividend, interest and principal payments when due. It includes the risk that the security will be downgraded by a credit rating agency; generally, lower credit quality issuers present higher credit risks. An actual or perceived decline in creditworthiness of an issuer of a fixed-income security held by the Fund may result in a decrease in the value of the security. It is possible that the ability of an issuer to meet its obligations will decline substantially during the period when the Fund owns securities of the issuer or that the issuer will default on its obligations or that the obligations of the issuer will be limited or restructured.

The credit rating assigned to any particular investment does not necessarily reflect the issuer’s current financial condition and does not reflect an assessment of an investment’s volatility or liquidity. Securities rated in the lowest category of investment-grade are considered to have speculative characteristics. If a security held by the Fund loses its rating or its rating is downgraded, the Fund is not obligated to immediately dispose of the security and the Fund may nonetheless continue to hold the security if the Adviser determines that to be in the best interest of the Fund. In the case of asset-backed or mortgage-related securities, changes in the actual or perceived ability of the obligors on the underlying assets or mortgages to make payments of interest and/or principal may affect the values of those securities.

Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector, including the financial services industry. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Financial Institutions Risk. Some instruments are issued or guaranteed by financial institutions, such as banks and brokers, or are collateralized by securities issued or guaranteed by financial institutions. Changes in the creditworthiness of any of these institutions may adversely affect the values of instruments of issuers in financial industries. Financial institutions may be particularly sensitive to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles. Adverse developments in banking and other financial industries may cause the Fund to underperform relative to other funds that invest more broadly across different industries or have a smaller exposure to financial institutions. Changes in governmental regulation and oversight of financial institutions may have an adverse effect on the financial condition or the earnings or operations of a financial institution and on the types and amounts of businesses in which a financial institution may engage. An investor may be delayed or prevented from exercising certain remedies against a financial institution. The amount of the Fund’s assets that may be invested in any financial institution, or financial institutions generally, may be limited by applicable law.

Interest Rate Risk. Interest rate risk is the risk that the value of the Fund’s portfolio will decline because of rising interest rates. A rise in interest rates typically causes the price of a fixed rate debt instrument to fall and its yield to rise. Conversely, a decline in interest rates typically causes the price of a fixed rate debt instrument to rise and the yield to fall. Debt securities may be subject to greater interest rate risk than would normally be the case due to the possibility that the current period of historically low rates may be ending and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. When interest rates change, the values of longer-duration debt securities usually change more than the values of shorter-duration debt securities. Rising interest rates also may lengthen the duration of debt securities with call features, since exercise of the call becomes less likely as interest rates rise, which in turn will make the securities more sensitive to changes in interest rates and result in even steeper price declines in the event of further interest rate increases.

Libor Risk. Instruments in which the Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. In July 2017, the United Kingdom’s Financial Conduct Authority announced the desire to phase out the use of LIBOR by the end of 2021. The markets are developing alternate reference rates; however, there is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement rate. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments which reference LIBOR. Abandonment of or modifications to LIBOR could lead to significant short-term and long-term uncertainty and market instability. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, issuers of instruments in which the Fund invests and financial markets generally.

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Liquidity Risk. Liquidity risk is the risk that the Adviser will be unable to sell a security held by the Fund at a particular time and a desirable price. Reduced liquidity in the bond markets can result from low trading volume, lack of a market maker, large position size or legal restrictions, reductions in bond inventory, and rapid or unexpected changes in interest rates. Less liquid markets could lead to greater price volatility and limit the Fund’s ability to sell a holding at a suitable price. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. It may be difficult for the Fund to value illiquid securities accurately. The market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Disposal of illiquid securities may entail registration expenses and other transaction costs that are higher than those for liquid securities. The Fund may seek to borrow money to meet its obligations (including among other things redemption obligations) if it is unable to dispose of illiquid investments, resulting in borrowing expenses and possible leveraging of the Fund. In some cases, due to unanticipated levels of illiquidity, the Fund may choose to meet its redemption obligations wholly or in part by distributions of assets in-kind.

The term “illiquid securities” for this purpose means securities that the Fund reasonably expects cannot be sold or disposed of under current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities. If the Fund determines at any time that it owns illiquid securities in excess of 15% of its net asset value (“NAV”), it will not purchase additional illiquid securities until its existing holdings in illiquid securities represent less than 15% of its NAV. If the Fund exceeds this 15% threshold, it will report the occurrence in compliance with Rule 30b1-10 under the Investment Company Act of 1940, as amended (the “1940 Act”) and, depending on circumstances, may take additional steps to reduce its holdings of illiquid securities. In compliance with Rule 22e-4 under the 1940 Act, the Fund has established a liquidity risk management program. While the liquidity risk management program attempts to assess and manage liquidity risk, there is no guarantee it will be effective in its operations and may not reduce the liquidity risk inherent in the Fund’s investments. Moreover, compliance with Rule 22e-4 may affect the Fund’s performance and its ability to achieve its investment objectives.

Restricted Securities Risk. The Fund may hold securities that have not been registered for sale to the public under the U.S. federal securities laws, including Rule 144A securities. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the securities may have significant volatility.

Derivatives Risk. Derivatives, including futures contracts, options, swaps, credit default swaps, forward contracts and currency forwards, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). If a counterparty fails to meet its contractual obligations, the Fund may be unable to terminate or realize any gain on the investment or transaction, resulting in a loss to the Fund. The Fund may experience significant delays in obtaining any recovery in an insolvency, bankruptcy, or other reorganization proceeding involving its counterparty (including recovery of any collateral posted by it) and may obtain only a limited recovery or may obtain no recovery in such circumstances. If the Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation. Certain of the Fund’s transactions in derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.

Valuation Risk. The prices provided by the Fund’s pricing service or independent dealers or the fair value determinations made under the valuation procedures adopted by the Board may be different from the prices used by other mutual funds or from the prices at which debt obligations are actually bought and sold. Pricing generally assumes the price of debt securities is done with orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s net asset value.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by Ginnie Mae, Fannie Mae or Freddie Mac. U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal, which would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support for such securities.

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Foreign Securities Risk. Foreign investments, even those that are U.S. dollar-denominated, may involve additional risks, including political and economic instability, differences in financial reporting standards, less regulated securities markets, and withholding of foreign taxes. In certain countries, legal remedies available to investors may be more limited than those available with regard to U.S. investments. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the United States. The securities of some non-U.S. entities are less liquid and at times more volatile than securities of comparable U.S. entities, and could become subject to sanctions or embargoes that adversely affect the Fund’s investment. Non-U.S. transaction costs, such as brokerage commissions and custody costs, may be higher than in the U.S. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, and diplomatic developments that could adversely affect the values of the Fund’s investments in certain non-U.S. countries. Investments in securities of non-U.S. issuers also are subject to foreign political and economic risk not associated with U.S. investments, meaning that political events (civil unrest, national elections, changes in political conditions and foreign relations, imposition of exchange controls and repatriation restrictions), social and economic events (labor strikes, rising inflation) and natural disasters occurring in a country where the Fund invests could cause the Fund’s investments in that country to experience gains or losses.

Non-Principal Risks, Non-Principal Strategies and Other Information

Below Investment-Grade Securities Risk. Securities rated below investment-grade and unrated securities of comparable credit quality (commonly known as “high-yield bonds” or “junk bonds”) lack strong investment-grade characteristics, are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments, and are subject to greater levels of credit, liquidity and market risk than higher-rated securities. They can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Issuers of lower-quality debt securities may have substantially greater risk of insolvency or bankruptcy than issuers of higher-quality debt securities. In the event the issuer of a debt security held by the Fund defaults on its payments or becomes insolvent or bankrupt, the Fund may not receive the return it was promised on the investment and could lose its entire investment. The lower ratings of junk bonds reflect a greater possibility that actual or perceived adverse changes in the financial condition of the issuer or in general economic conditions, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. If this were to occur, the values of such securities held by the Fund may fall substantially and the Fund could lose some or all of the value of its investment. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt securities. The market for lower quality debt securities can be less liquid than for higher quality debt securities, especially during periods of recession or general market decline, which could make it difficult at times for the Fund to sell certain securities at prices used in calculating the Fund’s net asset value. These securities may have significant volatility.

Call Risk. If, during periods of falling interest rates, an issuer calls higher-yielding debt instruments held by the Fund, the Fund may have to reinvest in securities with lower yields, which may adversely impact the Fund’s performance.

Cybersecurity Risk. With the increased use of technologies such as the Internet and the dependence on computer systems to perform business and operational functions, funds (such as the Fund) and their service providers (including the Adviser) may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, the Fund, the Adviser or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks or technical malfunctions may interfere with the processing of shareholder or other transactions, affect the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Cyber-attacks or technical malfunctions may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. The Fund may also incur substantial costs for cybersecurity risk management in order to prevent cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result. While the Adviser has established business continuity plans and systems designed to minimize the risk of cyber-attacks through the use of technology, processes and controls, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified given the evolving nature of this threat. The Fund relies on third-party service providers for many of its day-to-day operations, and will be subject to the risk that the protections and protocols implemented by those service providers will be ineffective to protect the Fund from cyber-attack. The Adviser does not control the cybersecurity plans and systems put in place by third-party service providers, and such third-party service providers may have limited indemnification obligations to the Adviser or the Fund. Similar types of cybersecurity risks or technical malfunctions also are present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.

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Emerging Markets Risk. Risks of investing in emerging markets include, among others, greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers and issuers, an emerging market country’s dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, and less developed legal systems. There is also the potential for unfavorable action such as expropriation, nationalization, embargo, and acts of war. The securities of emerging market companies may trade less frequently and in smaller volumes than more widely held securities. Market disruptions or substantial market corrections may limit very significantly the liquidity of securities of certain companies in a particular country or geographic region, or of all companies in the country or region. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund’s obligations. These risks are generally greater for investments in frontier market countries, which typically have smaller economies or less developed capital markets than traditional emerging market countries.

Income Risk. The Fund’s income could decline during periods of falling interest rates or when the Fund experiences defaults on debt or defaults or deferrals on preferred securities it holds, and the Fund may be required to reinvest in securities paying lower interest rates. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates. A reduction in the income earned by the Fund may limit the Fund’s ability to achieve its objective.

During periods of difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, such securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Collateralized mortgage obligations (CMOs) and stripped mortgage-backed securities, including those structured as interest-only (IOs) and principal-only (POs), are more volatile and may be more sensitive to the rate of prepayments than other mortgage-related securities. The risk of default, as described under “Credit Risk,” for “sub-prime” mortgages is generally higher than for other types of mortgage-backed securities. The structure of some of these securities may be complex and there may be less information available about such securities than other types of debt securities.

Municipal Securities Risk. The values of municipal securities held by the Fund may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. The amount of public information available about municipal bonds is generally less than for certain corporate equities or bonds, meaning that the investment performance of the Fund may be more dependent on the analytical abilities of the Adviser than funds that invest in stock or other corporate investments.

New Fund Risk. The Fund commenced operations on November 15, 2019 and has a limited operating history. Although the Adviser has a limited operating history, the Adviser has experience in investment-related activities and in managing private investment funds, and many of the Adviser’s principals, including members of the Fund’s portfolio management team, have substantial experience managing registered investment companies.

Prepayment and Extension Risk. The Fund may invest in asset-backed, mortgage-related and mortgage-backed securities, including so-called “sub-prime” mortgages, all of which are subject to prepayment, extension and call risks. Such securities may be prepaid at any time, which could reduce the security’s yield and market value. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the Fund’s yield and the amount of dividends paid. In periods of rising interest rates, the Fund may be subject to extension risk, and may receive principal later than expected. As a result, in periods of rising interest rates, the Fund may exhibit additional volatility.

Repurchase Agreement Risk. A repurchase agreement is an agreement to buy a security from a seller at one price and a simultaneous agreement to sell it back to the original seller at an agreed-upon price, typically representing the purchase price plus interest. Repurchase agreements may be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The Fund’s investment return on such transactions will depend on the counterparty’s willingness and ability to perform its obligations under a repurchase agreement. If the Fund’s counterparty should default on its obligations and the Fund is delayed or prevented from recovering the collateral, or if the value of the collateral is insufficient, the Fund may realize a loss.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would maintain.

Unrated Security Risk. Unrated securities determined by the Fund’s Adviser to be of comparable quality to rated securities which the Fund may purchase may pay a higher interest rate than such rated securities and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated securities or issuers than rated securities or issuers.

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Variable and Floating Rate Securities Risk. Variable or floating rate securities are debt securities with variable or floating interest rate payments. Variable or floating rate securities bear rates of interest that are adjusted periodically according to formulae intended generally to reflect market rates of interest and allow the Fund to participate (determined in accordance with the terms of the securities) in increases in interest rates through upward adjustments of the coupon rates on the securities. However, during periods of increasing interest rates, changes in the coupon rates may lag behind the changes in market rates or may have limits on the maximum increases in coupon rates. Alternatively, during periods of declining interest rates, the coupon rates on such securities will typically readjust downward resulting in a lower yield. In addition, investment in derivative variable rate securities, such as inverse floaters, whose rates vary inversely with market rates of interest, or range floaters or capped floaters, whose rates are subject to periodic or lifetime caps, or in securities that pay a rate of interest determined by applying a multiple to the variable rate involves special risks as compared to investment in a fixed-rate security and may involve leverage.

Temporary Defensive Positions. Ordinarily, the Fund’s portfolio will be invested primarily in short term investment grade bonds. However, the Fund is not required to be fully invested in bonds and, in fact, usually maintains certain cash reserves. During abnormal or unusual market conditions, cash reserves may be a significant percentage of the Fund’s total net assets. The Fund usually invests its cash reserves in U.S. government debt instruments, unaffiliated mutual funds (including money market funds) and repurchase agreements. During times when the Fund holds a significant portion of its net assets in cash, the Fund may not be investing according to its investment objectives, and the Fund’s performance may be negatively affected as a result. When the Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

CFTC Regulation Notice. To the extent the Fund makes investments regulated by the Commodity Futures Trading Commission (“CFTC”), the Fund intends to do so in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”). Accordingly, the Adviser has filed a notice of eligibility for exclusion pursuant to Rule 4.5 from the definition of the term “commodity pool operator” and has represented that the Adviser will operate the Fund such that the Fund complies with the requirements of the Rule 4.5 exemption. As a result, the Adviser is not subject to registration or regulation as a commodity pool operator under the CEA. If the Fund is unable to comply with the requirements of Rule 4.5, the Fund may be required to modify its investment strategies or the Adviser may be subject to CFTC registration requirements, either of which may have an adverse effect on the Fund.

Additional Information. Whether the Fund is an appropriate investment for an investor will depend largely upon the investor’s financial resources and individual investment goals and objectives. The Fund may not be appropriate for investors who engage in short-term trading and/or other speculative strategies and styles.

Portfolio Holdings and Disclosure Policy. A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund’s SAI.

In addition to the strategies and risks described above, the Fund may invest in other types of securities whose risks are described in the Fund’s SAI.

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FUND MANAGEMENT

The Investment Adviser

Red Cedar Investment Management, LLC, located at 333 Bridge Street NW, Suite 601, Grand Rapids, MI 49504, serves as the investment adviser to the Fund. Pursuant to the Advisory Agreement, the Adviser provides the Fund with a continuous program of investing the Fund’s assets and determining the composition of the Fund’s portfolio. The Adviser is a Michigan limited liability company and has registered with the SEC as an investment adviser. The Adviser commenced operations in 2013. In addition to managing the Fund, the Adviser provides financial management and advisory services to individuals, corporations, and other institutions, and acts as a sub-adviser to certain other registered investment companies. The Adviser has been the investment adviser to the Fund since the Fund’s commencement of operations.

For its services, the Fund pays the Adviser a fee, which is calculated daily and paid monthly, at an annual rate of 0.30% of the average daily net assets of the Fund.

The Adviser has contractually agreed under an Expense Limitation Agreement to reduce the Management Fee and reimburse Other Expenses until October 1, 2022, to the extent necessary to limit Total Annual Fund Operating Expenses (exclusive of brokerage costs; taxes; interest; borrowing costs; costs to organize the Fund; acquired fund fees and expenses (if any); extraordinary expenses such as litigation and merger or reorganization costs, and other expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding 0.45% of the Fund’s average daily net assets. Management Fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for a period of up to three years from the date such fees were waived or payments made, provided that the repayments do not cause Total Annual Fund Operating Expenses (exclusive of such reductions and reimbursements) to exceed the lesser of (i) the expense limitation in effect at the time such fees were waived or payments made, and (ii) the expense limitation in effect at the time of repayment. Prior to October 1, 2022, this agreement may not be modified or terminated without the approval of the Board of the Trust. This agreement will terminate automatically if the Advisory Agreement is terminated.

A discussion of the factors considered by the Board in its approval of the Fund’s Advisory Agreement, including the Board’s conclusions with respect thereto, is available in the Fund’s Annual Report.

Portfolio Managers

The Adviser employs a team of portfolio managers who are jointly and primarily responsible for the day-to-day management of the Fund. Its members are:

Mr. John L. Cassady III, CFA, is the Chief Investment Officer of the Adviser and has served in that capacity since December 2018. Mr. Cassady has 29 years of investment experience. Prior to that, he was an investment professional for ClearArc Capital where he served in varying roles from 2001 to 2018, including Director of Fixed Income and Senior Portfolio Manager. While at ClearArc Capital, Mr. Cassady managed Core Fixed Income, Core Plus Fixed Income, Asset Allocation and a multi-sector low correlation strategy. Before joining ClearArc Capital, he held a similar position at Lyon Street Asset Management, a subsidiary of Old Kent Bank, which was acquired by Fifth Third Bank (an affiliated company of ClearArc Capital). Previously, he was a fixed income Portfolio Manager at Atlantic Portfolio Analytics & Management (APAM) which has since been acquired by Semper Capital Management. He is a CFA® charterholder and member of the CFA Society West Michigan. Mr. Cassady graduated from Georgia Institute of Technology with a B.S. in Industrial Management.

Mr. Michael J. Martin, CFA, is a Senior Portfolio Manager of the Adviser and has served in that capacity since December 2018. Mr. Martin has 25 years of investment experience. Previously, he was the Director of Credit Research and Investment Risk Oversight for ClearArc Capital (a subsidiary of Fifth Third Bank). Prior to that, he served as the Director of Tax Free Fixed Income at Lyon Street Asset Management, a subsidiary of Old Kent Bank, which was acquired by Fifth Third Bank. He is a CFA® charterholder and member of the CFA Society West Michigan. Mr. Martin graduated from Michigan Technological University with a B.S. in Geological Engineering and received an MBA from Michigan State University.

Mr. Jason M. Schwartz, CFA, is a Senior Portfolio Manager of the Adviser and has served in that capacity since December 2018. Mr. Schwartz has 16 years of investment experience. Prior to joining the Adviser, he served in various roles at ClearArc Capital including his latest position as Senior Portfolio Manager. His responsibilities comprised several investment strategies over time including multi-sector, Core Plus Fixed Income, Core Fixed Income and Intermediate Government Credit Fixed Income. In addition, Mr. Schwartz was head of securitized products research and trading responsible for oversight of the firm’s entire Asset-Backed Securities (ABS), Mortgage-Backed Securities (MBS) and Commercial Mortgage-Backed Securities (CMBS) portfolio. He also supported the risk management function by providing the firm with derivatives and hedging analysis. He is a member of the Cincinnati Society of Financial Analysts. Mr. Schwartz graduated summa cum laude from the University of Kentucky with a B.B.A. in Finance and is a CFA® charterholder.

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Ms. Patricia Younker is a Senior Portfolio Manager of the Adviser and has served in that capacity since December 2018. Ms. Younker has 32 years of investment experience. She is responsible for the management of Tax-Exempt and Taxable Fixed Income accounts. Prior to joining the Adviser, she held a similar position at ClearArc Capital from 2001 to 2018. Previously, she served as a Portfolio Manager at Lyon Street Asset Management, a subsidiary of Old Kent Bank, which was acquired by Fifth Third Bank (an affiliated company of ClearArc Capital). Her previous experience includes working as a Tax-Exempt Money Market Trader and as a Fixed Income Trader. Mrs. Younker graduated from Davenport University with a Bachelor of Applied Science.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and their ownership of shares of the Fund.

The Administrator and Transfer Agent

Ultimus Fund Solutions, LLC (“Ultimus” or the “Transfer Agent”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Fund’s administrator, transfer agent and fund accounting agent. Management and administrative services provided by Ultimus include (i) providing office space, equipment and officers and clerical personnel to the Fund, (ii) obtaining valuations, calculating NAVs and performing other accounting, tax and financial services, (iii) recordkeeping, (iv) regulatory reporting services, (v) processing shareholder account transactions and disbursing dividends and other distributions, and (vi) administering custodial and other third party service provider contracts on behalf of the Fund.

The Distributor

Ultimus Fund Distributors, LLC (the “Distributor”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the Fund’s principal underwriter and serves as the exclusive agent for the distribution of the Fund’s shares. The Distributor may sell the Fund’s shares to or through qualified securities dealers or other approved entities.

The SAI has more detailed information about the Adviser and other service providers to the Fund.

DISTRIBUTION OF THE FUND

Distribution and Shareholder Servicing Plan

The Trust has adopted but not yet implemented a Distribution and Shareholder Servicing Plan (the “Plan”) under which the Trust and the Distributor may enter into agreements with service providers, such as broker-dealers and investment advisers, to pay such financial intermediaries a percentage of the average daily net assets of the Fund for distribution expenses and providing services to shareholders of such Fund.

Under the Plan, the Trust or the Distributor may enter into agreements under which a service provider may provide certain distribution related services to the Fund or its shareholders. Amounts payable by the Fund under the Plan cannot exceed 0.25%, on an annualized basis, of the Fund’s average daily net assets. If the expenses incurred in connection with selling and promoting sales of shares, or servicing shareholders, exceed this cap in a given fiscal year, those excess expenses can be reimbursed during the subsequent three fiscal years, so long as the current expenses plus reimbursed excess expenses do not exceed the 0.25% limitation for those subsequent fiscal years. All or any portion of such excess expenses may be reimbursed by the Fund during any one or more of the subsequent fiscal years.

No Plan expenses are currently paid by the Fund and the Fund’s Board has not approved any payments under the Plan.

Additional Payments to Financial Intermediaries

The Adviser, the Distributor and their affiliates may pay, out of their own profits and reasonable resources, amounts (including items of material value) to certain financial intermediaries for the sale of Fund shares or related services. The amounts of these payments could be significant, and may create an incentive for the financial intermediaries or their employees or associated persons to recommend or sell Fund shares to you. These payments are not reflected in the fees and expenses listed in the fee table section of this Prospectus because they are not paid by the Fund.

These payments are negotiated and may be based on such factors as the number or value of Fund shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments made by any Fund to a financial intermediary under the Plan, if implemented. Ask your financial intermediary for information about any payments it receives from the Adviser, the Distributor, their affiliates, or the Fund and any services the financial intermediary provides to the Fund. The SAI contains additional information on the types of additional payments that may be paid.

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HOW THE FUND VALUES ITS SHARES

The NAV of the Fund is calculated as of the close of regular trading on the NYSE (generally 4:00 p.m., Eastern Time) on each day that the NYSE is open for business. Currently, the NYSE is closed on weekends and in recognition of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. To calculate NAV, the Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The Fund generally values its portfolio securities at their current market values determined on the basis of available market quotations. However, if market quotations are not available or are considered to be unreliable due to market or other events, portfolio securities will be valued at their fair values, as of the close of regular trading on the NYSE, as determined in good faith under procedures adopted by the Board. When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV are based on the consideration by the Fund of a number of subjective factors and therefore may differ from quoted or published prices for the same securities. To the extent the assets of the Fund are invested in other registered investment companies that are not listed on an exchange, the Fund’s NAV is calculated based upon the NAVs reported by such registered investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. To the extent the Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

Your order to purchase or redeem shares is priced at the NAV next calculated after your order is received in proper form by the Fund. An order is considered to be in “proper form” if it includes all necessary information and documentation related to a purchase or redemption request, and, if applicable, payment in full of the purchase amount.

HOW TO BUY SHARES

Shares are available for purchase from the Fund every day the NYSE is open for business, at the NAV next calculated after receipt of a purchase order in proper form. The Fund reserves the right to reject any purchase request and/or suspend its offering of shares at any time. Investors who purchase shares through a broker-dealer or other financial intermediary may be charged a fee by such broker-dealer or intermediary. Certificates representing shares are not issued.

Minimum Initial Investment

The minimum initial investment amount for all regular accounts is $10,000 and for all IRA accounts is $2,000. These minimum investment requirements may be waived or reduced for any reason at the discretion of the Fund.

Opening an Account

An account may be opened by mail or bank wire if it is submitted in proper form, as follows:

By Mail. To open a new account by mail:

•	Complete and sign the account application.
•	Enclose a check payable to the Red Cedar Funds.
•	Mail the application and the check to the Transfer Agent at the following address:

Red Cedar Funds

c/o Ultimus Fund Solutions, LLC

P.O. Box 541150

Omaha, NE 68154

Shares will be issued at the NAV next computed after receipt of your application in proper form, and check. All purchases must be made in U.S. dollars and checks must be drawn on U.S. financial institutions. The Fund does not accept cash, drafts, “starter” checks, travelers checks, credit card checks, post-dated checks, non-U.S. financial institution checks, cashier’s checks, or money orders. In addition, the Fund does not accept checks made payable to third parties. Redemptions of Shares of the Fund purchased by check may be subject to a hold period until the check has been cleared by the issuing bank. To avoid such holding periods, Shares may be purchased through a broker or by wire, as described in this section. If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or other fees incurred by the Fund or the Transfer Agent in the transaction.

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By Wire. To open a new account by wire of federal funds, call the Transfer Agent at 1-888-626-2575 to obtain the necessary information to instruct your financial institution to wire your investment. A representative will assist you in obtaining an account application, which must be completed, signed and faxed (or mailed) to the Transfer Agent before payment by wire will be accepted.

The Fund requires advance notification of all wire purchases in order to ensure that the wire is received in proper form and that your account is subsequently credited in a timely fashion. Failure to notify the Transfer Agent prior to the transmittal of the bank wire may result in a delay in purchasing shares of the Fund. Your financial institution may charge a fee for wiring funds. Shares will be issued at the NAV next computed after receipt of your wire and account application in proper form.

Through Your Broker or Financial Institution. Shares of the Fund may be purchased through certain brokerage firms and financial institutions that are authorized to accept orders on behalf of the Fund at the NAV next determined after your order is received by such organization in proper form. These organizations are authorized to designate other intermediaries to receive purchase orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order in proper form. Certain financial intermediaries may charge fees for purchase and/or redemption transactions by customers, depending upon the nature and terms of the financial intermediaries’ particular platform. These organizations may be the shareholders of record of your shares. The Fund is not responsible for ensuring that the organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares.

Subsequent Investments

Once an account is open, additional purchases of Fund shares may be made at any time with a minimum of $100 for all accounts. Additional purchases must be submitted in proper form as described below. Additional purchases may be made:

•	By sending a check, made payable to the Red Cedar Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 541150, Omaha, NE 68154. Be sure to note your account number on the memo line of your check. The shareholder will be responsible for any fees incurred or losses suffered by the Fund as a result of any check returned for insufficient funds.
•	By wire to the Fund account as described under “Opening an Account – By Wire.” Shareholders are required to call the Transfer Agent at 1 888 626 2575 before wiring funds.
•	Through your brokerage firm or other financial institution.

Automatic Investment Plan

If you purchase the Fund through certain financial intermediary platforms, you may be eligible to make automatic investments in the Fund from your bank, savings and loan or other depository institution. You may elect to make subsequent investments with a minimum of $100 on specified days of each month into your established Fund account. Your depository institution may impose its own charge for making transfers from your account. Please call 1-888-626-2575 for more information about the automatic investment plan.

Purchases in Kind

The Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities as an investment for the Fund, the marketability of such securities, and other factors that the Fund may deem appropriate. If accepted, the securities will be valued using the same criteria and methods utilized for valuing securities to compute the Fund’s NAV.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

•	Name;
•	Date of birth (for individuals);
•	Residential or business street address (although post office boxes are still permitted for mailing); and
•	Social security number, other taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

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Frequent Trading Policies

Frequent purchases and redemptions of Fund shares by a shareholder may harm other Fund shareholders by interfering with the efficient management of the Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of the Fund’s shares. The Fund does not accommodate frequent purchases or redemptions of Fund shares that result in disruptive trading.

The Board has adopted policies and procedures in an effort to detect and prevent disruptive trading, including market timing in the Fund. The Fund, through its service providers, monitors shareholder trading activity to ensure it complies with the Fund’s policies. The Fund prepares reports illustrating purchase and redemption activity to detect disruptive trading activity. When monitoring shareholder purchases and redemptions, the Fund does not apply a quantitative definition to frequent trading. Instead the Fund uses a subjective approach that permits it to reject any purchase orders that it believes may be indicative of market timing or disruptive trading. The right to reject a purchase order applies to any purchase order, including a purchase order placed by financial intermediaries. The Fund may also modify any terms or conditions of purchases of Fund shares or withdraw all or any part of the offering made by this Prospectus. The Fund’s policies and procedures to prevent disruptive trading activity are applied uniformly to all shareholders. These actions, in the Board’s opinion, should help reduce the risk of abusive trading in the Fund.

When financial intermediaries establish omnibus accounts in the Fund for their clients, the Fund reviews trading activity at the omnibus account level and looks for activity that may indicate potential frequent trading activity or disruptive trading. If the Fund detects potentially disruptive trading activity, the Fund will seek the assistance of the intermediary to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Fund shares by the intermediary and/or its client. Each intermediary that offers the Fund’s shares through an omnibus account has entered into an information sharing agreement with the Fund designed to assist the Fund in stopping future disruptive trading. Intermediaries may apply frequent trading policies that differ from those described in this Prospectus. If you invest in the Fund through an intermediary, please read that firm’s program materials carefully to learn of any rules or fees that may apply.

Although the Fund has taken steps to discourage frequent purchases and redemptions of Fund shares, it cannot guarantee that such trading will not occur.

HOW TO REDEEM SHARES

Shares of the Fund may be redeemed on any day on which the Fund computes its NAV. Shares are redeemed at its NAV next determined after the Transfer Agent receives your redemption request in proper form as described below. Redemption requests may be made by mail or by telephone.

By Mail. You may redeem shares by mailing a written request to Red Cedar Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 541150, Omaha, NE 68154. Written requests must state the shareholder’s name, the account number and the shares or dollar amount to be redeemed and be signed exactly as the shares are registered with the Fund.

Signature Guarantees. If the shares to be redeemed have a value of greater than $50,000, if the payment of the proceeds of a redemption of any amount is to be sent to a person other than the shareholder of record or to an address other than that on record with the Fund, or if your address was changed within 30 days of your redemption request, you must have all signatures on written redemption requests guaranteed. If the name(s) or the address on your account has changed within the previous 15 days of your redemption request, the request must be made in writing with your signature guaranteed, regardless of the value of the shares being redeemed. The Transfer Agent will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that participates in the Securities Transfer Agents Medallion Program (“STAMP”) sponsored by the Securities Transfer Association. Signature guarantees from financial institutions that do not participate in STAMP will not be accepted. A notary public cannot provide a signature guarantee. The Transfer Agent has adopted standards for accepting signature guarantees from the above institutions. The Fund and the Transfer Agent reserve the right to amend these standards at any time without notice.

Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Forms of resolutions and other documentation to assist in compliance with the Transfer Agent’s procedures may be obtained by calling the Transfer Agent.

By Telephone. Unless you specifically decline the telephone redemption privilege on your account application, you may also redeem shares having a value of $50,000 or less by telephone by calling the Transfer Agent at 1-888-626-2575.

Telephone redemptions may be requested only if the proceeds are to be sent to the shareholder of record and mailed to the address on record with the Fund. Account designations may be changed by sending the Transfer Agent a written request with all signatures guaranteed as described above. The Fund’s Transfer Agent may impose a $15 fee for each wire redemption. The fee will be deducted directly from your account. Your bank may also impose a fee for the incoming wire.

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The Transfer Agent requires personal identification before accepting any redemption request by telephone, and telephone redemption instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. “Reasonable procedures” include but are not limited to the Transfer Agent confirming that the account is eligible for telephone transactions, requesting some form of personal identification (e.g., social security number, date of birth, etc.) from you prior to acting on telephonic instructions, and getting a verbal confirmation from you on a recorded line at the time of the trade. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If such a case should occur, redemption by mail should be considered.

Through Your Broker or Financial Institution. You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the NAV next determined after your order is received by such organization in proper form. These organizations are authorized to designate other intermediaries to receive redemption orders on the Fund’s behalf. The Fund calculates its NAV as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time). Your brokerage firm or financial institution may require a redemption request to be received, in proper form, at an earlier time during the day in order for your redemption to be effective as of the day the order is received. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

Receiving Payment.

The length of time the Fund typically expects to pay redemption proceeds is the same regardless of whether the payment is made by check, wire or ACH. The Fund typically expects to pay redemption proceeds within three business days after receipt of a redemption request received in proper form by the Transfer Agent.

Payment of redemption proceeds may take longer than the time the Fund typically expects and may take up to seven days as permitted under the 1940 Act. Under unusual circumstances as permitted by the U.S. Securities and Exchange Commission, the Fund may suspend the right of redemption or delay payment of redemption proceeds for more than seven days. If you purchase shares using a check and soon after request a redemption, your redemption proceeds, which are payable at the next determined NAV following the receipt of your redemption request pursuant to the requirements described above, will not be sent until the check used for your purchase has cleared your bank.

Minimum Account Balance

Due to the high cost of maintaining shareholder accounts, the Fund may involuntarily redeem shares in an account, and pay the proceeds to the shareholder, if the shareholder’s activity causes the account balance to fall below the minimum initial investment amount. Such automatic redemptions may cause a taxable event for the shareholder. An automatic redemption does not apply, however, if the balance falls below the minimum initial investment amount solely because of a decline in the Fund’s NAV. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum account balance requirement.

Automatic Withdrawal Plan

If you purchase the Fund through certain financial intermediary platforms and your account has a current value of at least $10,000, you may be eligible to participate in the Fund’s Automatic Withdrawal Plan. This plan automatically moves money to your bank account from the Fund through the use of electronic funds transfers. You may elect to make subsequent withdrawals by transfers of a minimum of $100 on specified days of each month into your established bank account. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days written notice, to make reasonable charges. Telephone the Transfer Agent toll-free at 1-888-626-2575 for additional information.

Other Redemption Information

Generally, all redemptions will be paid in cash. The Fund typically expects to satisfy redemption requests by using holdings of cash or cash equivalents or selling portfolio assets. On a less regular basis and if the Adviser believes it is in the best interest of the Fund and its shareholders not to sell portfolio assets, the Fund may satisfy redemption requests by using short-term borrowing from the Fund’s custodian. These methods normally will be used during both regular and stressed market conditions. In addition to paying redemption proceeds in cash, the Fund reserves the right to make payment for a redemption in securities of portfolio holdings rather than cash, which is known as a “redemption in kind.” Redemptions in kind will be made only under extraordinary circumstances and if the Fund deems it advisable for the benefit of all shareholders, such as a very large redemption that could affect Fund operations (for example, more than 1% of the Fund’s net assets). A redemption in kind will consist of a pro rata amount of portfolio securities equal in market value to the Fund shares being redeemed, using the same valuation procedures that the Fund uses to compute its NAV. Redemption in kind proceeds will typically be made by delivering a pro-rata amount of the Fund’s holdings to the redeeming shareholder within 7 days after the Fund’s receipt of the redemption order in proper form. If the Fund redeems your shares in kind, you will bear the market risks associated with maintaining or selling the securities that are transferred as redemption proceeds. In addition, when you sell these securities, you will pay taxes and brokerage charges associated with selling the securities.

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DIVIDENDS, DISTRIBUTIONS AND TAXES

Income dividends, if any, are normally declared and paid by the Fund monthly and net capital gain distributions, if any, are normally declared and paid annually by the Fund in December. Your distributions of dividends and capital gains will be automatically reinvested in additional shares of the Fund unless you elect to receive them in cash. The Fund’s distributions of income and capital gains, whether received in cash or reinvested in additional shares, will be subject to federal income tax.

The Fund has qualified and plans to continue to qualify as a regulated investment company for federal income tax purposes, and as such, will not be subject to federal income tax on its taxable income and gains that it distributes to its shareholders. The Fund intends to distribute its income and gains in such a way that it will not be subject to a federal excise tax on certain undistributed amounts.

Distributions attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. In the case of corporations that hold shares of the Fund, certain income from the Fund may qualify for a 50% dividends-received deduction. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long you have held your Fund shares.

When you redeem Fund shares, you will generally realize a capital gain or loss as long as you hold the shares as capital assets. Except for investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs, and tax-exempt investors that do not borrow to purchase Fund shares, any gain realized on a redemption of Fund shares will be subject to federal income tax.

You will be notified by February 15th of each year about the federal tax status of distributions made by your Fund during the prior year. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes.

Federal law requires the Fund to withhold taxes on distributions paid to shareholders who fail to provide a social security number or other taxpayer identification number or fail to certify that such number is correct. Foreign shareholders may be subject to special withholding requirements.

Because everyone’s tax situation is not the same, you should consult your tax professional about federal, state and local tax consequences of an investment in the Fund.

Cost Basis Reporting. Federal law requires mutual fund companies to report their shareholders’ cost basis, gain/loss, and holding period to the IRS on Fund shareholders’ Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares.

The Fund has chosen Average Cost as its standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing NAVs, and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method covered shares will be reported on your Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate IRS regulations or consult your tax adviser with regard to your personal circumstances.

For those securities defined as “covered” under current IRS cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered.” The Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

Return of Capital. A portion of the periodic returns distributed to the Fund by entities in which it invests may be attributable to return of capital. The Fund may pass through return of capital distributions received from these entities to its shareholders. The tax treatment of the Fund’s receipt of and distribution of return of capital to shareholders is as follows:

(1)	Return of capital received by the Fund from the entities in which it invests is a tax deferred distribution. The distribution of return of capital to the Fund by an entity in which the Fund invests decreases the Fund’s basis in its investment in that entity. If the Fund sells its investment in that entity in excess of its basis therein, the Fund will incur a taxable gain that ultimately will be passed on to shareholders;
(2)	Return of capital paid by the Fund to its shareholders is also a tax deferred distribution. The distribution of return of capital to shareholders will decrease the basis of each shareholder’s investment in the Fund. If a shareholder sells its investment in the Fund in excess of its basis therein, the shareholder will incur a taxable gain.

Since any payment of return of capital to the Fund by an entity in which it invests or by the Fund to a shareholder decreases the Fund’s basis of its investment in that entity and the shareholder’s basis in its investment in the Fund, respectively, the gain incurred by the Fund and the shareholder may be higher than if no return of capital had been paid.

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FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you understand the Fund’s financial performance since the Fund’s commencement of operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request by calling the Fund at 1-888-626-2575 or online at www.redcedarfunds.com.

RED CEDAR SHORT TERM BOND FUND

INSTITUTIONAL CLASS

FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout the Period

	Period Ended October 31, 2020(a)
Net asset value at beginning of period	$10.00

Income from investment operations:
Net investment income	0.15
Net realized and unrealized gains on investments	0.21
Total from investment operations	0.36

Less distributions from:
Net investment income	(0.17)

Net asset value at end of period	$10.19

Total return(b)	3.61	%(c)

Net assets at end of period (000’s)	$104,063

Ratios/supplementary data:
Ratio of total expenses to average net assets	0.71	%(d)

Ratio of net expenses to average net assets(e)	0.45	%(d)

Ratio of net investment income to average net assets(e)	1.64	%(d)

Portfolio turnover rate	127	%(c)
(a)	Represents the period from the commencement of operations (November 15, 2019) through October 31, 2020.
(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total return would be lower if the Adviser had not reduced advisory fees.
(c)	Not annualized.
(d)	Annualized.
(e)	Ratio was determined after advisory fee reductions.

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CUSTOMER PRIVACY NOTICE

FACTS	WHAT DO THE RED CEDAR FUNDS (the “Funds”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•         Social Security number

•         Assets

•         Retirement Assets

•         Transaction History

•         Checking Account Information

•         Purchase History

•         Account Balances

•         Account Transactions

•         Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Funds share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 1-888-626-2575

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Who we are
Who is providing this notice?	Red Cedar Funds Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How do the Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How do the Funds collect my personal information?

We collect your personal information, for example, when you

•         Open an account

•         Provide account information

•         Give us your contact information

•         Make deposits or withdrawals from your account

•         Make a wire transfer

•         Tell us where to send the money

•         Tell us who receives the money

•         Show your government-issued ID

•         Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•         Sharing for affiliates’ everyday business purposes – information about your creditworthiness

•         Affiliates from using your information to market to you

•         Sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•         Red Cedar Investment Management, LLC, the investment adviser to the Funds, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies • The Funds do not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • The Funds do not jointly market.
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FOR ADDITIONAL INFORMATION

Additional and more detailed information about the Fund is included in the SAI dated February 26, 2021. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains the EDGAR database on its website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. Copies of this information also may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

Additional information about the Fund’s investments is available in its Annual and Semi-Annual Reports to shareholders. The Fund’s Annual Report includes a discussion of the market conditions and strategies that significantly affected the Fund’s performance during its last fiscal year.

To obtain a free copy of the SAI, the Annual and Semi-Annual Reports or other information about the Fund, or to make inquiries about the Fund, please call Toll-Free: 1-888-626-2575.

This Prospectus, the SAI and the most recent shareholder reports are also available without charge on the Fund’s website at www.redcedarfunds.com or upon written request to:

Red Cedar Funds
c/o Ultimus Fund Solutions, LLC
P.O. Box 541150
Omaha, NE 68154

Only one copy of a Prospectus or an Annual or Semi-Annual Report will be sent to each household address. This process, known as “Householding,” is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however). You may request an additional copy of a Prospectus or an Annual or Semi-Annual Report at any time by calling or writing the Fund or by downloading them free of charge at www.redcedarfunds.com. You may also request that Householding be eliminated from all your required mailings.

No one has been authorized to give any information or to make any representations not contained in this Prospectus or in the Fund’s SAI in connection with the offering of Fund shares. Do not rely on any such information or representations as having been authorized by the Fund or the Adviser. This Prospectus does not constitute an offering by the Fund in any jurisdiction where such an offering is not lawful.

The Trust enters into contractual arrangements with various parties, including among others, the Fund’s investment adviser, sub-adviser(s) (if applicable), distributor, custodian, and transfer agent who provide services to the Fund. Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

This Prospectus provides information concerning the Fund that you should consider in determining whether to purchase Fund shares. Neither this Prospectus nor the SAI is intended, or should be read, to be or give rise to an agreement or contract between the Trust, the Trustees, or the Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

Investment Company Act File No. 811-23459